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                                                                 Exhibit 10.35.1


PERFORMANCE SHARE AGREEMENT                             ALLIANT TECHSYSTEMS LOGO




                                      NUMBER OF     MEASURING    SOCIAL SECURITY
    GRANTED TO        GRANT DATE     PERFORMANCE      PERIOD         NUMBER
                                       SHARES

Arlen D. Jameson       02/10/97         6,000         1 YEAR       ###-##-####
7100 Valburn Drive
Austin, TX 78731


1. The Grant. Alliant Techsystems Inc., a Delaware corporation (the "Company") hereby grants to the individual named above (the "Employee"), as of the above Grant Date, the above Number of Performance Shares (the "Shares"), on the terms and conditions set forth in this Performance Share Agreement (this "Agreement") and in the Alliant Techsystems Inc. 1990 Equity Incentive Plan (the "Plan").

2. Measuring Period. The Shares shall be payable, in the form provided in Paragraph 4 below, and to the extent provided in Paragraph 3 below, as soon as practical after the end of the above Measuring Period.

3. Performance Goals. Up to 100% of the Shares shall be payable, depending upon if, the Business Unit achieves the Performance Goals set forth in the accompanying Performance Accountability Chart.

4. Form of Payment. Any shares payable pursuant to Paragraph 3 above shall be paid in shares of Common Stock of the Company ("Stock"), except to the extent that the Personnel and Compensation Committee of the Company's Board of Directors, in its discretion, determines that cash be paid in lieu of some or all of such shares of Stock.

5. Forfeiture. As of the Employee's death or Termination of Employment (as defined in the Plan), the Employee shall forfeit all Shares for which the Measuring Period has not ended prior to or as of such Termination of Employment. If the Employee's death or Termination of Employment occurs at or after the end of the Measuring Period, the Shares shall be payable to the extent herein provided, as if such death or Termination of Employment had not occurred.

6. Rights. Nothing herein shall be deemed to grant the Employee any rights as a holder of Stock unless and until certificates for shares of Stock are actually issued in the name of the Employee as provided herein.

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7. Income Taxes.  The Employee is liable for any federal, state and local income taxes applicable upon payment of the Shares. Upon demand by the Company, the Employee shall promptly pay to the Company in cash, and/or the Company may withhold from the Employee's compensation or from the shares of Stock or any cash payable in lieu of some or all of such shares of Stock, an amount necessary to pay, any income withholding taxes required by the Company to be collected upon such payment.

8. Acknowledgment. This grant will not be effective until the Employee dates and signs the form of Acknowledgment below and returns to the Company a signed copy of this Agreement. By signing the Acknowledgment, the Employee agrees to the terms and conditions referred to in Paragraph 1 above and acknowledges receipt of a copy of the Prospectus related to the Plan.

ACKNOWLEDGMENT:                           ALLIANT TECHSYSTEMS INC.


  /s/ Arlen D. Jameson
------------------------
  EMPLOYEE'S SIGNATURE                    /s/ Richard Schwartz
                                          Richard Schwartz
                                          President and Chief
       17 Feb. 97                         Executive Officer
------------------------
          DATE

      ###-##-####
------------------------
 SOCIAL SECURITY NUMBER


                                                                         PRIVATE
                        PERFORMANCE ACCOUNTABILITY CHART
                               AEROSPACE SYSTEMS

Arlen D. Jameson

     Business Unit: ICBM Modernization
     ---------------------------------

Business Unit
Performance Goals                2/10/98      Actual
----------------------           -------      ------
Win ICBM Modernization            6,000
Contract

Performance Shares Grant = 6,000

Grant = 6,000 Shares for Win ICBM Modernization Contract